UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

The Manitowoc Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	1-11978	39-0448110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place Suite 1000
Milwaukee, Wisconsin		53224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 414 760-4600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	MTW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

On August 31, 2022, PricewaterhouseCoopers LLP (“PwC”) was notified on behalf of the Audit Committee of the Board of Directors (the “Audit Committee”) of The Manitowoc Company, Inc. (the “Company”) that it was dismissed as the Company’s independent registered public accounting firm effective upon completion by PwC of its procedures on the financial statements of the Company as of and for the year ending December 31, 2022 and the filing of the related Form 10-K.

The reports of PwC on the Company’s consolidated financial statements as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2021 and December 31, 2020 and in the subsequent interim period through August 31, 2022, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, disagreements if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods. In addition, during the Company’s two most recent fiscal years and in the subsequent interim period through August 31, 2022, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided PwC with a copy of the disclosure contained in this section of this Current Report on Form 8-K prior to the time this report was filed with the Securities and Exchange Commission (the “SEC”) and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of PwC’s letter, dated September 1, 2022, is filed as Exhibit 16 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On August 31, 2022, the Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for its year ending December 31, 2023, subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter.

During the Company’s two most recent fiscal years ended December 31, 2021 and December 31, 2020 and in the subsequent interim period through August 31, 2022, neither the Company nor anyone on its behalf consulted Deloitte regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” (as these terms are defined or described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibit listed in the exhibit index below is being filed herewith.

EXHIBIT INDEX

Exhibit No.	Description

(16)	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated September 1, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC. (Registrant)

Date:	September 1, 2022	By:	/s/ Brian P. Regan
Brian P. Regan Executive Vice President & Chief Financial Officer